Exhibit 99.2

DWAC REQUEST – DTC Participant #____________

DATE: _______________

AGENT:	Continental Stock Transfer & Trust Company
ATTN:	Joel Kass
EMAIL:	jkass@continentalstock.com

oplink@continentalstock.com

PHONE: 212-845-3230

Please accept the three DWACs that will be initiated for the following securities of PMV Consumer Acquisition Corp.

TYPE	CUSIP	DWAC	QUANTITY
UNIT	693486201	WITHDRAWAL
COMMON	693486102	DEPOSIT
WARRANT	693486110	DEPOSIT

Please contact [NAME] with any further questions.

Regards,